PIMCO Funds

Supplement Dated April 11, 2014 to the PIMCO International Bond Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R Prospectus dated July 31, 2013, as supplemented from time to time (the “Prospectus”)

Disclosure Related to PIMCO Emerging Markets Bond Fund and PIMCO Global Advantage® Strategy Bond Fund (the “Funds”)

Effective immediately, the PIMCO Emerging Markets Bond Fund’s portfolio will be managed by Michael Gomez. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO Emerging Markets Bond Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Michael Gomez. Mr. Gomez is a Managing Director of PIMCO and he has managed the Fund since January 2012.

In addition, effective immediately, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio will be jointly managed by Andrew Balls and Lupin Rahman. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO Global Advantage® Strategy Bond Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Andrew Balls and Lupin Rahman. Mr. Balls is a Deputy CIO and Managing Director of PIMCO. Ms. Rahman is an Executive Vice President of PIMCO. Mr. Balls has managed the Fund since October 2011 and Ms. Rahman has managed the Fund since January 2014.

In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Advantage® Strategy Bond	Andrew Balls	10/11

Deputy CIO and Managing Director, PIMCO. Mr. Balls joined PIMCO in 2006 and is a member of the Investment Committee and head of European portfolio management. Prior to joining PIMCO, he spent eight years at the Financial Times, most recently as editor of the U.S. Lex column and as chief economics correspondent in Washington, D.C.

PIMCO Emerging Local Bond PIMCO Emerging Markets Bond PIMCO Emerging Markets Currency PIMCO Emerging Markets Full Spectrum Bond	Michael Gomez	12/06* 1/12 5/05* 2/13*

Managing Director, PIMCO. Mr. Gomez has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, he was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Advantage® Strategy Bond	Lupin Rahman	1/14	Executive Vice President, PIMCO. Ms. Rahman joined PIMCO in 2008 and is an emerging markets portfolio manager specializing in sovereign credit, monetary and foreign exchange policy analysis.

*	Inception of the Fund

Investors Should Retain This Supplement For Future Reference

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PIMCO Funds

Supplement dated April 11, 2014 to the

Statement of Additional Information dated July 31, 2013,

as supplemented from time to time (the “SAI”)

Disclosure Related to PIMCO Emerging Markets Bond Fund and PIMCO Global Advantage® Strategy Bond Fund (the “Funds”)

Effective immediately, the PIMCO Emerging Markets Bond Fund’s portfolio will be managed by Michael Gomez. In addition, effective immediately, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio will be jointly managed by Andrew Balls and Lupin Rahman.

Therefore, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective April 11, 2014, the PIMCO Emerging Markets Bond Fund’s portfolio is managed by Michael Gomez. In addition, effective April 11, 2014, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio is jointly managed by Andrew Balls and Lupin Rahman.

Additionally, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement For Future Reference

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